
Apo E
AEM-28

Capstone Therapeutics
(OTCQB: CAPS)

Operating Update

August 13, 2015

Safe Harbor Statement

Statements in this presentation or otherwise attributable to Capstone regarding our business that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. These risks include the factors discussed in our Form 10-K for the fiscal year ended December 31, 2014, and other documents we file with the U.S. Securities and Exchange Commission.

Corporate Facts

➢ Capstone: Clinical Stage Biopharma in Peptide Therapeutics

- OTCQB: CAPS
- Based in Tempe, AZ
- Virtual business model: 2 FTEs / 3 Consultants
- Market Cap as of August 12, 2015: ≈ $9MM
- $1.0MM cash at June 30, 2015
- No Long Term Debt

➢ LipimetiX Development LLC (JV)

- Based in Natick, MA
- Virtual business model: 3 FTEs (PhDs)
- CAPS contributed $6 MM for 60% ownership
- LipimetiX contributed UAB license for current/future IP, pre-clinical data for 40% ownership
- Conduct preclinical, Phase 1a and Phase 1b/2a trials (data reported Q3 and Q4 2014)

Developing Apo E Mimetic Peptides (AEM-28/AEM-28-02/AEM-28-14) for Lipid Reduction in Orphan Indications

Milestones Over Last 12 Months

I. **Reported Phase 1a/1b/2a Human Clinical Studies (51 Subjects)**
   - Met All Study Objectives
   - Powerful and Rapid Reduction in VLDL and Triglycerides
   - Achieved Substantially On Schedule / On Budget

II. **Discovered Next Gen AEM-28/ New Formulation (AEM 28-14)**
   - More Efficacious / Better Tolerated
   - Potential 21 Year Fresh Patent Life

III. **Settled / Dismissed From Qui Tam Legal Action**
   - Ends 6 Year Proceeding On Favorable Basis
   - No Litigation

IV. **Validated Multiple Cholesterol/Hypertriglyceridemic Market Indications**
   - Acute Pancreatitis
   - HoFH
   - Other Orphan Indications

Targeting Next Stage of Program Development

Cash Report

Cash Use and Ending Balance	Quarter Ended June 30, 2015
CAPS	$ (393,000)
LipimetiX	$ (110,000)
Consolidated	$ (503,000)
Cash Balance	$ 1,037,000

Capitalization Status

- **Registered Unit Offering**
  - S-1 Filed / Public Document
  - Awaiting Investment Bank FINRA Clearance
  - Not Yet Taking Investor Meetings or Raising Capital
  - Currently in Waiting Period

Fundraising Road Show Targeted For September 2015

MOLECULE

AEM-28 is Derived from Native Apo E

AEM-28 (Ac-hE18A-NH_2) is a 28-amino acid peptide constructed from 2-domains of native Apo E


'Hinge region'
Arg172
Arg
Cys
158
150
Receptor-binding region
136
112
Arg
Cys
244
Major lipid-binding region
CO_2H-terminal domain
272
AEM-28

Adapted from Hatters et al., *Trends Biochem Sci.* 2006; 31(8):445-54

- Apo E researched since 1960's
- Proven cholesterol/triglyceride regulating protein
- Apo E liver receptors clear VLDL remnants and TG
- Native Apo E = 299 AA: Too large for therapeutic delivery
- University of Alabama at Birmingham scientists engineered AEM-28 mimetic peptide
  - 28 AA small therapeutic
  - 2 binding domains: lipids and liver Apo E receptors

Native Apo E Plays Critical Role in Lipid and Cholesterol Metabolism

AEM-28 Human Protocols
Phase 1a Health Volunteer Study

Protocol/ Inclusion/Exclusion
Normal Health Volunteers With elevated LDL Cholesterol ≥ 160
No Smokers
No History of Heart Disease
Fasted Subjects (overnight)
Standard Safety Premedication
Single Ascending Dose
IV Administration over 1 hour
24 Hour Observation in Clinic
Two Week Follow Up

Cohort 1: 0.032 mg/kg
2 Placebo
4 Active

Cohort 2: 0.10 mg/kg
2 Placebo
4 Active

Cohort 3: 0.32 mg/kg
2 Placebo
4 Active

Cohort 4: 1.0 mg/kg
2 Placebo
4 Active

Cohort 5: 2.0 mg/kg
2 Placebo
4 Active

Cohort 6: 3.54 mg/kg
2 Placebo
4 Active

N = 36 subjects

Outcomes

- Generally Acceptable Safety Profile
- Infusion site mild reaction/venous irritation in highest 3.54 mg dose
- Observed efficacy signals in 1 mg, 2 mg and 3.54 mg doses
- Observed dose dependent efficacy response

AEM-28 Human Protocol
Phase 1b/2a Multiple Ascending Dose

Protocol/ Inclusion/Exclusion
Refractory Hypercholesterolemic Subjects
Normal Health Volunteers With elevated LDL Cholesterol ≥ 160
High Body Mass Index Subjects with elevated fasting TG
No Smokers
Fasted Subjects (overnight)
Standard Safety Premedication
Multiple Ascending Doses (3 at two week intervals)
IV Administration over 1 hour
24 Hour Observation in Clinic
Two Week Follow Up Post Dose

Cohort 7: 1.0 mg/kg
1 Placebo
4 Active

Cohort 8: 2.0 mg/kg
1 Placebo
4 Active

Cohort 9: 3.54 mg/kg
1 Placebo
4 Active

N = 15 subjects

Outcomes
➢ Generally Acceptable Safety Profile
➢ Infusion site mild reaction/venous irritation in highest 3.54 mg dose
➢ Observed efficacy signals in 1 mg, 2 mg and 3.54 mg doses
➢ Observed dose dependent efficacy response

Phase 1a Trial Results
Rapid, Sustained Reductions in VLDL (3.54mg/kg)


Dose: 3.54 mg/kg
Fractional VLDL (versus Baseline)
2.0
1.5
1.0
0.5
0.0
0
10
20
30
40
50
Time (hr)
AEM Average
Placebo Grand Avg

- Subjects fasted at infusion and 2 hours post
- Single 3.54 mg/kg dose of AEM-28 causes rapid drop in VLDL and TG
- Approx. 70% net decrease from baseline
- AEM-28 delays increases in VLDL despite dietary intake
- AEM-28 treated subjects remain below placebo beyond 48 hrs post dose

Phase 1a Trial Results

Rapid, Sustained Reductions in TG (3.54mg/kg)



Dose: 3.54 mg/kg
AEM Average
Placebo Grand Average
Fractional Triglycerides (vs Baseline)
0.0
0.5
1.0
1.5
2.0
0
10
20
30
40
50
Time (hr)

- Subjects fasted at infusion and 2 hours post
- Single 3.54 mg/kg dose of AEM-28 causes rapid drop in VLDL and TG
- Approx. 70% net decrease from baseline
- AEM-28 delays increases in TG despite dietary intake
- AEM-28 treated subjects remain below placebo beyond 48 hrs post dose

Phase 1b/2a Trial Results

Triglycerides: Comparison of Minimum Fractional Concentrations versus Pre-Dose Observed in First 12 Hours Post-Dose (Mean ± SEM)



Minimum Fractional Concentration versus Pre-Dose in First 12 Hours
1.0
0.8
0.6
0.4
0.2
0.0
*
†
*
Placebo
1
2
3.54
Cohorts (mg/kg)

* Cohorts are insignificantly different from one another ($p > 0.05$)
† Cohorts 3.54 and 2 mg/kg significantly different from Cohorts 1 mg/kg and Placebo ($p<0.025$)

VLDL: Comparison of Minimum Fractional Concentrations verus Pre-Dose Observed in First 12 Hours Post-Dose (Mean ± SEM)



Minimum Fractional Concentration versus Pre-Dose in First 12 hours
1.0
0.8
0.6
0.4
0.2
0.0
*
†
*
Placebo
1
2
3.54
Cohorts (mg/kg)

* Cohorts are insignificantly different from one another ($p > 0.05$)
† Cohorts 3.54 mg/kg and 2 mg/kg are significantly different from Cohorts 1 mg/kg and Placebo ($p < 0.05$)

Dose Dependent Reductions in VLDL and Triglycerides.
Impact is Statistically Significant and Clinically Meaningful Within 12 hours.

New Chimeric Peptides: AEM-28 Analogs: AEM-28-14

- Program will advance newly-discovered **AEM-28-14** which has been developed by LipimetiX /University of Alabama
- **AEM-28-14** 4X more efficacious than AEM-28 in mouse models.
- Preclinical safety and toleration show >5X increase NOAEL dose in mouse models.
- Combination of enhanced efficacy and safety may yield **20X increase in therapeutic window** over original AEM-28.
- AEM-28 analogs composition of matter (CoM) patent application filed July 2014.
- Patent application specifying **AEM-28-14** converted to full US and PCT July 2015.
- New formulation patent application filed October 2014

Potential 21 Year Patent Life Extends Commercial Value / Potential 20X Increase in Therapeutic Window

AEM-28 Analogs: Preclinical Efficacy


Efficacy of Novel AEM-28 Analogs vs AEM-28-02 in apoE Null Mice:
Percent Plasma Cholesterol - 50 µg Data
Percent Baseline Plasma Cholesterol
Time (hr)
0
20
40
60
80
100
5
10
15
25
AEM-28-14
AEM-28-16
AEM-28-18
AEM-28-08
AEM-28-02

Newest Peptide (AEM-28-14) 4X More Potent than AEM-28-02.
Decreases Cholesterol 98% in 1 hour.

AEM-28 Analogs: Preclinical Efficacy

Comparison of Efficacy of Varying Doses of AEM-28-14 for Reducing Cholesterol in Apo E Null Mice (± SEM)



Percentage of Baseline Plasma Cholesterol
100
80
60
40
20
0
0
5
10
15
20
25
Time (hr)
6.25 µg
12.5 µg
25 µg
50 µg

Dose vs Maximum Percent Decrease in Plasma Cholesterol with AEM-28-14 in Apo E Null Mice (Hyperbolic Curve Fit)



100
80
60
40
20
0
0
10
20
30
40
50
60
Dose (µg)

From Baseline of 450 mg/dL, AEM-28-14 Virtually Eliminates Plasma Cholesterol in this Murine Model

AEM-28-14 Development Plan
What Does Pharma Want To See?

1) Full Pre-IND Tox/PK Package
2) Full CMC Package
3) Phase 1a – Single Ascending Dose – Safety/Efficacy
4) Phase 1b – Multiple Ascending Dose – Safety/Efficacy
5) Phase 2
    - Multi-center, Multi-dose in Subjects with Refractory Hypertriglyceridemia
    - Type 4 and 5 Refractory TG Patients
    - Chronic, Recurring Acute Pancreatitis Patients with High Residual TGs
    - Diabetes 2 and Metabolic Syndrome Patients

Business Goal: Show Pharma Unprecedented Efficacy in TG Reduction

Company Estimated AEM-28-14 Development Schedule


Milestone
Q3/15
Q4/15
Q1/16
Q2/16
Q3/16
Q4/16
Q1/17
Q2/17
Q3/17
Q4/17
CMC
Pre-Clinical
CTA/IND
Phase 1a
Phase 1b
Phase 2

Estimate of 25 Months from Pre-Clinical to Phase 2 Data:
LipimetiX Delivered Prior AEM-28 Phase 2a Data on Time and On Budget

AEM-28-14 Development Plan

Plan Is To "Partner" Phase 2b/3 Trials Which Can Be Targeted To Multiple TG/Cholesterol Indications:

- CV
- Hypertriglyceridemic Acute Pancreatitis
- Severe Refractory Hypertriglyceridemia
- HoFH
- Diabetic / Vascular Complications
- Metabolic Syndrome
- Acute Coronary Syndrome

Large, Valuable Target Markets / Broad Indication Appeal to Potential Pharma Partners

Target Indications

Acute Pancreatitis (AP)

Symptoms:	Severe Abdominal Pain/Nausea/Loss of Appetite/Fever/ Hemodynamic Instability/Respiratory Distress
Types:	(Defined by Extent of Cell Injury) Mild – TGs < 500mg/dL / Inflammation Moderate – TGs > 500mg/dL / Inflammation/Edema Severe – TGs > 1,000mg/dL / Inflammation/Autoimmune Response/Necrosis Chronic – TG Spikes > 1,000mg/dL / Organ Failure/Increased Mortality
Diagnosis:	CT Imaging Lab Tests / Biomarkers / Focus on TGs
Therapy:	Hospitalization (Acute and/or ICU) Opiates (For Severe Pain) Fibrates/Fish Oil (to Lower Lipids) – <u>Takes Weeks to Show Effect</u> No Fat Parenteral Diet “Prayer” By Attending Physicians

Pancreatologists Diagnose AP by TG Elevation:
Reduction of TGs In First 24 Hours is Key to Outcome

Target Indications
Homozygous Familial Hypercholesterolemia (HoFH)

	Regulatory	Est. Annual Mkt.	Target
Homozygous Familial Hypercholesterolemia (HoFH)	Orphan/Fast Track	$200MM	LDL, non-HDL

- Rare genetic disease (≈ 12,000 worldwide)
- Homozygous (both parents) bear offspring with no LDL receptors on liver: No clearance of LDL Cholesterol
- Blood often cream colored: life threatening cardiac events in teens and 20's
- Historical therapy: apheresis = mechanical filtering of fat from blood via dialysis every two weeks
- Two new therapeutic drugs approved:
  - Juxtapid (Aegerion)
  - Kynamro (Sanofi/Genzyme)
  - Both have substantial side effect/toleration issues that may limit usage



HoFH Markets Still Underserved

Target Orphan Indications in Hyperlipidemia

AEM-28-14 Formulation

Fredrickson Class	Synonym	Defect	Target Lipoprotein	Prevalence/US Market *	IV Treatment Setting
Type 1a	Familial Hyperchylomicronemia or LPL Lipase Deficiency	Decreased LPL	Chylomicron remnants	1 in 1,000,000 = 300	Infusion Clinic
Type 1b	Familial apoprotein C II deficiency	Altered Apo C2	Chylomicron/ VLDL remnants	1 in 250,000 = 1,200	Infusion Clinic
Type 3	Familial Dysbetalipoproteinemia	Defect in Apo E binding domain	VLDL/IDL and Chylomicron remnants	1 in 10,000 = 30,000	Infusion Clinic
Types 4 and 5	Refractory Familial Hypertriglyceridemia	VLDL/TG production	VLDL and Chylomicron remnants	Addressable Market ≈ 60,000	Infusion Clinic
Acute Pancreatitis	AHP	TGs> 1,000mg/dL	TGs	≈ 45,000	Hospital

** General Literature Sources*

AEM-28-14 Targets Other Valuable Underserved Orphan Markets

AEM-28-14: Future Long Term Target Indications

Indication	Regulatory	Target	US Prevalence*	IV Treatment Setting
Acute Coronary Syndrome (ACS)	Clinical Outcomes	Atherosclerosis	1,300,000	Hospital
Peripheral Artery Disease (PAD)	Clinical Outcomes	Intimal Hyperplasia/ Atherosclerosis	600,000	Hospital and Infusion Clinic
High Risk Metabolic Syndrome	Clinical Outcomes	VLDL/Triglycerides	Epidemic proportions	Hospital and Infusion Clinic

*** General Literature Sources***

AEM-28-14 Road Map to Large Future Markets

Proven Clinical Management

- **Dennis Goldberg, PhD – LipimetiX President and CSO**
  - U of Penn, UCSD, GelTex, Pfizer, Talaria Therapeutics
  - Led discovery and development of RenaGel® and WelChol® combined over $1B in annual sales
- **Eric Morrel, PhD – LipimetiX Vice President, Clinical Research**
  - MIT, Ascent Pediatrics, Transport Pharma
- **Phillip Friden, PhD – LipimetiX Vice President, R&D**
  - Stony Brook, MIT, Periodontix, Scion, Transport Pharma
- **Randolph Steer, MD, PhD – LipimetiX Chief Medical Officer**
  - Mayo Medical, U of Minnesota, Independent Consultant, Capstone Therapeutics, Board of Trustees-Mayo Clinic

Opportunity Summary

- Proof-Of-Concept in AEM-28 Human Trials
- Fresh Composition Of Matter Patent Filed – Potential Coverage Through 2035
- I.V. (vs. Oral) Delivery Suited To Smaller Orphan Markets
- Capital Efficient Virtual Model Managed By Experienced Team
- AEM-28-14 Showing 4X Greater Efficacy Than AEM-28 With No Observed Toleration Issues in Preclinical Models
- **AEM-28-14 May Be The Most Powerful Cholesterol/Triglyceride Reduction Drug Yet Discovered**

Risk-Mitigated Program Targeting Valuable Pharma Markets

Capstone Therapeutics Corp.
1275 W. Washington Street, Suite 104
Tempe, AZ 85281

OTCQB: CAPS

Jock Holliman
602-286-5586
jholliman@capstonethx.com

LipimetiX Development, Inc.
5 Commonwealth Road, Suite 2A
Natick, MA 01760

Dennis Goldberg, PhD.
508-651-3715
dgoldberg@lipimetix.com